SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2000



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


      Pennsylvania                   1-11459                23-2758192
      ------------                   -------                ----------
State or other jurisdiction        (Commission            (IRS Employer
     of Incorporation)             File Number)          Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS
          ------------

          On August 1, 2000, PPL Corporation issued a press release regarding a letter dated August 1, 2000 from John R. Biggar, PPL Corporation's senior vice president and chief financial officer, to financial analysts clarifying the financial impact on PPL Corporation of the potential acquisition of Hyder plc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits

               99.1 Press Release, dated August 1, 2000, regarding the financial impact on PPL Corporation of the potential acquisition of Hyder plc.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                        By: /s/ John R. Biggar
                                           -------------------------------
                                           John R. Biggar
                                           Senior Vice President and
                                           Chief Financial Officer

Dated:  August 1, 2000